                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.82517%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

ISSUE DATE:  06/29/2001
CERTIFICATE BALANCE AT ISSUE:  $1,065,402,497.69

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     962                         $385,332,047.49
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $353,698.78
Unscheduled Principal Collection/Reversals                            $91,037.42
Liquidations-in-full                                     148      $59,753,805.25
Net principal Distributed                                         $60,198,541.45    ($60,198,541.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                    $103,064.13

BALANCE CURRENT FISCAL MONTH-END:                        814                         $325,030,441.91

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,374,824.69

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $184,488.27

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $62,388,877.87

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.82517%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $60,198,541.45     $2,190,336.42             $0.00     $2,190,336.42             $0.00    $62,388,877.87

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,376,218.00             $0.00             $0.00             $0.00     $9,376,218.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $28,128,656.00             $0.00             $0.00             $0.00    $28,128,656.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   18      $8,364,048.72         6      $2,225,538.61         1        $419,853.01

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         3        $971,652.21         1        $976,205.44

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $14,270,808.00
                CB2                $6,444,880.93
                CB3                $4,143,138.39
                CB4                $2,762,092.27
                CB5                $1,841,394.83
                CB6                $1,841,396.79
                              __________________
                Total             $31,303,711.22
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2001-7                 POOL NUMBER:  Group 1 = 1743, 1744, 1745

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $325,030,441.91**       $12,957,297.99***        $8,364,048.72***
Number:                         2408                     29                      18
% of Pool:                    100.00%                  3.99%                   2.57%
(Dollars)
% of Pool:                    100.00%                  1.20%                   0.75%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,225,538.61***          $419,853.01***          $971,652.21***
Number:                           6                       1                       3
% of Pool:                    0.68%                    0.13%                   0.30%
(Dollars)
% of Pool:                    0.25%                    0.04%                   0.12%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $976,205.44***
Number:                           1
% of Pool:                     0.30%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.30507761.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.